SSGA FUNDS

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

(each a “Trust,” and collectively the “Trusts”)

Supplement dated April 3, 2020 to the
Summary Prospectuses and Prospectuses, each dated as set forth on Appendix A as may be supplemented and/or revised from time to time, with respect to the series of the Trusts listed on Appendix A (each a “Fund,” and collectively the “Funds”)

1.	Effective immediately, “Market Risk” included in each “Principal Risks” section of each Prospectus and Summary Prospectus is deleted and replaced with the following:

Market Risk: The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.

2.	Effective immediately, “Market Risk” included in the “ADDITIONAL INFORMATION ABOUT PRINCIPAL RISKS” section of each Prospectus is deleted and replaced with the following:

Market Risk: Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. A Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.

An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

04032020SUP1

APPENDIX A

ELFUN TRUSTS (ELFNX)April 30, 2019

ELFUN INTERNATIONAL EQUITY FUND (EGLBX)April 30, 2019

ELFUN INCOME FUND (EINFX)April 30, 2019

ELFUN TAX-EXEMPT INCOME FUND (ELFTX) April 30, 2019

ELFUN DIVERSIFIED FUND (ELDFX)April 30, 2019

ELFUN GOVERNMENT MONEY MARKET FUND (ELMFXX)April 30, 2019

SSGA FUNDS

State Street International Stock Selection FundDecember 30, 2019
Class A (SSILX)
Class I (SSIPX)
Class K (SSIQX)
Class N (SSAIX)

State Street S&P 500 Index FundDecember 30, 2019
Class N (SVSPX)

State Street Dynamic Small Cap FundDecember 30, 2019
Class A (SSSDX)
Class I (SSSJX)
Class K (SSSKX)
Class N (SVSCX)

State Street Defensive Emerging Markets Equity FundDecember 30, 2019
Class A (SSELX)
Class I (SSEOX)
Class K (SSEQX)
Class N (SSEMX)